SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 23, 2003

AMERICAN COMMUNITY PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

MARYLAND (State or other jurisdiction of incorporation)	1-14369 (Commission File Number)	52-2058165 (I.R.S. Employer Identification No.)

222 Smallwood Village Center
St. Charles, Maryland 20602
(Address of principal executive offices)(Zip Code)

(301) 843-8600
(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

This Form 8-K/A Amendment No. 1 is being filed for the purpose of filing the financial statements and pro forma financial information required by Item 7 with respect to the Current Report on Form 8-K dated January 23, 2003 and filed by the registrant on February 14, 2003 regarding the acquisitions of Village Lake Apartments Limited Partnership ("Village Lake") and Coachman's Limited Partnership ("Coachman's") on January 23, 2003.
(a)	Financial Statements of Properties Acquired.
Village Lake Apartments Limited Partnership
Report of Independent Auditors Statements of Revenues and Certain Expenses for the Years ended December 31, 2002, 2001 and 2000 Notes to Statements of Revenues and Certain Expenses

Coachman's Limited Partnership
Report of Independent Auditors Statements of Revenues and Certain Expenses for the Years ended December 31, 2002, 2001 and 2000 Notes to Statements of Revenues and Certain Expenses

American Community Properties Trust
Estimated Taxable Operating Results and Estimated Cash To Be Made Available By Operations

(b)	Pro Forma Financial Information.
American Community Properties Trust (Unaudited)
Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2002 Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2002

(c)	Exhibits.

None

Report of Independent Auditors

To the Board of Trustees and Shareholders of
American Community Properties Trust

We have audited the accompanying Statement of Revenues and Certain Expenses of Village Lake Apartments Limited Partnership (the Property) for each of the three years in the period ended December 31, 2002. This Statement of Revenues and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenues and Certain Expenses based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenues and Certain Expenses. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in American Community Properties Trust's Form 8-K and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenues and Certain Expenses referred to above presents fairly, in all material respects, the revenues and certain expenses of Village Lake Apartments Limited Partnership for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

McLean, Virginia
April 4, 2003

VILLAGE LAKE APARTMENTS LIMITED PARTNERSHIP STATEMENT OF REVENUES AND CERTAIN EXPENSES FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000 (DOLLARS IN THOUSANDS)

	2002	2001	2000
Revenues:

Rent revenue	$ 1,253	$ 1,168	$ 1,141
Other income	56	41	23
Total Revenue	1,309	1,209	1,164

Certain Expenses:

Operating expenses	512	487	458
Interest expense	551	555	558
Depreciation and amortization	198	193	189
Total expenses	1,261	1,235	1,205

Revenues in excess of certain expenses	$ 48	$ (26)	$ (41)

The accompanying notes are an integral part of this financial statement.

VILLAGE LAKE APARTMENTS LIMITED PARTNERSHIP
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

1.	OPERATION AND ACQUISITION OF PROPERTIES

The accompanying statements of revenues and certain expenses relate to the operations of Village Lake Apartments Limited Partnership, a Maryland limited partnership, located in St. Charles, Maryland, ("Village Lake") which was acquired in 2003, as explained in more detail below.

On January 23, 2003, American Housing Properties L.P. ("AHP"), a wholly owned subsidiary of the Registrant, American Community Properties Trust ("ACPT"), contributed a total of $398,000 in exchange for a 10 percent general partner and 85 percent limited partner interest in Village Lake. Interstate Business Corporation ("IBC"), retained the remaining 5% general partner interest. IBC is owned by the James J. Wilson Family, beneficial owners of 52% of ACPT's outstanding shares. J. Michael Wilson serves as ACPT's Chairman of the Board and Chief Executive Officer. Immediately after the contribution, Village Lake paid IBC the construction and operating advances outstanding of approximately $208,000, and a $181,000 fee to Wilson Securities Corp., a Wilson family owned entity.

Village Lake owns a 122 one-bedroom mid-rise apartment complex with rents starting at $920 per month. American Rental Management Company, a wholly owned company of the Registrant, has and will continue to manage this property.
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying statements of revenues and certain expenses have been prepared on the accrual basis of accounting.

Use of Estimates

The preparation of these statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting periods. Actual results could differ from these estimates.

Income Recognition

Rental income attributable to leases is recorded when due from residents and is recognized monthly as earned. Leases entered into between a resident and Village Lake for the rental of an apartment unit are generally year-to-year, renewable upon consent of both parties on an annual or monthly basis.

Report of Independent Auditors

To the Board of Trustees and Shareholders of
American Community Properties Trust

We have audited the accompanying Statement of Revenues and Certain Expenses of Coachman's Limited Partnership (the Property) for each of the three years in the period ended December 31, 2002. This Statement of Revenues and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenues and Certain Expenses based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenues and Certain Expenses. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in American Community Properties Trust's Form 8-K and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenues and Certain Expenses referred to above presents fairly, in all material respects, the revenues and certain expenses of Coachman's Limited Partnership for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

McLean, Virginia
April 4, 2003

COACHMAN'S LIMITED PARTNERSHIP STATEMENT OF REVENUES AND CERTAIN EXPENSES FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000 (DOLLARS IN THOUSANDS)

	2002	2001	2000
Revenues:

Rent revenue	$ 1,324	$ 1,215	$ 1,126
Other income	40	37	32
Total Revenue	1,364	1,252	1,158

Certain Expenses:

Operating expenses	558	479	452
Interest expense	464	465	480
Depreciation and amortization	209	203	204
Total expenses	1,231	1,147	1,136

Revenues in excess of certain expenses	$ 133	$ 105	$ 22

The accompanying notes are an integral part of this financial statement.

COACHMAN'S LIMITED PARTNERSHIP
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

1.	OPERATION AND ACQUISITION OF PROPERTIES

The accompanying statements of revenues and certain expenses relate to the operations of Coachman's Limited Partnership, a Maryland limited partnership, located in St. Charles, Maryland, ("Coachman's") which was acquired in 2003, as explained in more detail below.

On January 23, 2003, American Housing Properties L.P. ("AHP"), a wholly owned subsidiary of the Registrant, American Community Properties Trust ("ACPT"), contributed a total of $1,211,000 to Coachman's in exchange for a 10 percent general partner and 85 percent limited partner interest in Coachman's. Interstate Business Corporation ("IBC"), retained the remaining 5% general partner interest. IBC is owned by the James J. Wilson Family, beneficial owners of 52% of ACPT's outstanding shares. J. Michael Wilson serves as ACPT's Chairman of the Board and Chief Executive Officer. Immediately after the contribution, Coachman's paid IBC the operating advances outstanding of approximately $1,211,000.

Coachman's owns a 104 two-bedroom patio apartment complex with rents starting at $1,200 per month. American Rental Management Company, a wholly owned company of the Registrant, has and will continue to manage this property.
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying statements of revenues and certain expenses have been prepared on the accrual basis of accounting.

The accompanying statements are not representative of the actual operations for the periods presented because inter-company interest expense, which may not be comparable to the expenses to be incurred by the Company in the future operation of the property, have been excluded.

Use of Estimates

The preparation of these statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting periods. Actual results could differ from these estimates.

Income Recognition

Rental income attributable to leases is recorded when due from residents and is recognized monthly as earned. Leases entered into between a resident and Coachman's for the rental of an apartment unit are generally year-to-year, renewable upon consent of both parties on an annual or monthly basis.

AMERICAN COMMUNITY PROPERTIES TRUST
ESTIMATED TAXABLE OPERATING RESULTS AND
ESTIMATED CASH TO BE MADE AVAILABLE BY OPERATIONS

The Company's historical taxable income of $5,907,000 for the year ended December 31, 2002 would be decreased by $846,000 if the properties acquired on January 23, 2003 had been acquired on January 1, 2002. The acquisitions would have resulted in an estimated $1,600,000 difference in the book basis in the investment, establishing an estimated deferred tax asset of $633,000. The tax provision generated by the book earnings of the acquired properties would have resulting in an estimated tax provision of $21,000. This tax provision would have been offset by an estimated $105,000 tax related to additional depreciation recognized on the Company's contributed capital in the acquired properties based on a remedial method authorized by section 704c of the Internal Revenue tax code. These calculations were determined using the combined federal and state statutory rates of 39.55%.

Village Lake and Coachman's produced $115,000 and $91,714, respectively, of surplus cash during the year ended December 31, 2002. Had the acquisition of the properties acquired on January 23, 2003 occurred on January 1, 2002, these amounts would have been available to the Company for operations.

AMERICAN COMMUNITY PROPERTIES TRUST
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2002
(UNAUDITED)

The following unaudited pro forma condensed consolidated balance sheet is presented as if the acquisition of the Village Lake Apartments Limited Partnership and Coachman's Limited Partnership acquired on January 23, 2003 had occurred as of December 31, 2002. This pro forma condensed consolidated balance sheet should be read in conjunction with the pro forma condensed consolidated statements of operations of the Company presented herein and the historical financial statements and notes thereto of the Company included in the American Community Properties Trust Form 10-K for the year ended December 31, 2002.

The unaudited pro forma condensed consolidated balance sheet is not necessarily indicative of what the actual financial position of the Company would have been had the transactions described above actually occurred on December 31, 2002, nor does it purport to represent the future financial position of the Company.

AMERICAN COMMUNITY PROPERTIES TRUST PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF DECEMBER 31, 2002 (In thousands) (UNAUDITED)

	Company	Pro Forma	Company
	Historical	Adjustments	Pro Forma
	(Note A)	(Note B)
Assets:
Assets Related to Investment Properties
Operating properties	$ 40,428	$ 11,679	$ 52,107
Other	11,024	4	11,028
	51,452	11,683	63,135
Assets Related to Community Development	54,819	-	54,819
Assets Related to Homebuilding	13,891	-	13,891
Other Assets	14,937	639	15,576
Total Assets	$ 135,099	$ 12,322	$ 147,421

Liabilities and Shareholders' Equity:
Liabilities Related to Investment Properties
Recourse debt	$ -	$ 2,000	$ 2,000
Non-recourse debt	42,335	12,239	54,574
Accounts payable, accrued liabilities, deferred income
and minority interest	4,013	170	4,183
	46,348	14,409	60,757

Liabilities Related to Community Development	34,727	-	34,727
Liabilities Related to Homebuilding	13,109	-	13,109
Other Liabilities	8,062	(633)	7,429
Total Liabilities	102,246	13,776	116,022

Shareholders' Equity
Common shares, $.01 par value, 10,000,000 shares authorized,
5,191,554 shares issued and outstanding as of
December 31, 2002 and 2001	52	-	52
Treasury stock, 17,359 shares at cost, $5	(87)	-	(87)
Additional paid-in capital	18,354	(1,454)	16,900
Retained earnings	14,534	-	14,534
Total Shareholders' Equity	32,853	(1,454)	31,399
Total Liabilities and Shareholders' Equity	$ 135,099	$ 12,322	$ 147,421

The accompanying notes are an integral part of this financial statement.

AMERICAN COMMUNITY PROPERTIES TRUST
NOTES TO THE PRO FORMA CONDENSED
CONSOLIDATED BALANCE SHEET

Note A - Company Historical Information

Reflects American Community Properties Trust's historical condensed consolidated balance sheet as of December 31, 2002. Since the acquisition of the two properties constitutes a related party transaction, the real estate assets of the acquired properties are recorded at historical cost basis.

Note B - Pro Forma Adjustments

Reflects the adjustments necessary to reflect the operations related to the acquisition of the properties acquired on January 23, 2003 as if the transaction had occurred January 1, 2002. The pro forma adjustments include a deferred tax asset generated from the difference in the consolidated book balance of the acquired properties and the Company's tax basis in those properties. The minority general partner, a related party, is responsible for funding future losses equal to its pro rata share, 5%. As a result 95% of the negative minority partner's capital account is reflected as a distribution from ACPT to the related party. The Pro Forma adjustments are as follows (in thousands):

	Village Lake	Coachman's	AHP	Total
Assets related to investment properties
Operating properties	$ 6,475	$ 5,204	$ -	$ 11,679
Other	-	-	$ 4	$ 4
Cash and other assets	$ 173	$ 166	$ 300	$ 639
Recourse debt	-	-	$ 2,000	$ 2,000
Non-recourse debt	$ 6,641	$ 5,598	$ -	$ 12,239
Minority interest and other liabilities	$ 97	$ 73	$ -	$ 170
Other liabilities -deferred taxes	$ (158)	$ (475)	$ -	$ (633)

Distribution to related party	$ (382)	$ (1,072)	$ -	$ (1,454)

AMERICAN COMMUNITY PROPERTIES TRUST
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(UNAUDITED)

On January 23, 2003, American Housing Properties L.P. ("AHP"), a wholly owned subsidiary of the Registrant, American Community Properties Trust ("ACPT") completed its acquisition of a 95% ownership interest in two partnerships that own 226 apartment units. AHP contributed a total of $1,600,000 to Coachman's Limited Partnership ("Coachman's") and Village Lake Apartments Limited Partnership ("Village Lake"), both Maryland limited partnerships, in exchange for a 10% general partner and an 85% limited partner interest in both partnerships. Interstate Business Corporation ("IBC") retained the remaining 5% general partner interest. IBC is owned by the James J. Wilson Family, beneficial owners of 52% of ACPT's outstanding shares. J. Michael Wilson serves as ACPT's Chairman of the Board and Chief Executive Officer. American Rental Management Company, a wholly owned subsidiary of the Registrant, has and will continue to manage these properties.

The purchase price was negotiated based on a combined purchase of the two properties and supported by third party appraisals on both properties. AHP financed the acquisition through a $2,000,000 ten-year loan. In addition to the $1,600,000 contribution, AHP agreed to pay up to $100,000 of legal and attorney fees related to this acquisition. Immediately after the contribution, Coachman's and Village Lake paid IBC the construction and operating advances outstanding of approximately $1,420,000 and a $181,000 fee to Wilson Securities Corp., a Wilson Family owned entity.

The unaudited pro forma condensed statement of operations for the year ended December 31, 2002 is presented as if the acquisition loan and the acquisition of the partnership interests in Coachman's and Village Lake on January 23, 2003 had occurred on January 1, 2002.

Pro forma information is based upon the historical consolidated results of operations of the Company for the year ended December 31, 2002, giving effect to the transactions described above. The pro forma condensed consolidated statements of operations should be read in conjunction with the pro forma condensed consolidated balance sheet of the Company presented herein and the historical financial statements and notes thereto of the Company included in the American Community Properties Trust Form 10-K for the year ended December 31, 2002.

The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the transactions had been completed as set forth above, nor does it purport to represent the Company's results of operations for future periods.

AMERICAN COMMUNITY PROPERTIES TRUST PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31,2002 (In thousands, except per share amounts) (UNAUDITED)

	Company	Pro Forma	Company
	Historical	Adjustments	Pro Forma
	(Note A)	(Note B)
Revenues
Community development-land sales	$ 9,974	$ -	$ 9,974
Homebuilding-home sales	5,012	-	5,012
Equity in earnings from partnerships and developer fees	2,804	-	2,804
Rental property revenues	10,962	2,673	13,635
Management and other fees, substantially all from related entities	3,557	(129)	3,428
Reimbursement of expenses related to managed entities	6,278	-	6,278
Interest and other income	681	-	681
Total revenues	39,268	2,544	41,812

Expenses
Cost of land sales	6,985	-	6,985
Cost of home sales	4,028	-	4,028
Rental properties expenses:
Operating	4,644	941	5,585
Interest	2,152	1,135	3,287
Depreciation and amortization	1,744	407	2,151
Expenses reimbursed from managed entities	6,278	-	6,278
General and administrative	6,241	-	6,241
Interest expense-other	586	-	586
Other expenses	423	-	423
Total expenses	33,081	2,483	35,564

Income before provision for income taxes and minority interest	6,187	61	6,248
Provision for income taxes (Note C)	2,188	21	2,209

Income before minority interest	3,999	40	4,039
Minority interest	(280)	(9)	(289)

Net income	$ 3,719	$ 31	$ 3,750
Earnings per share
Basic	$ 0.72	$ -	$ 0.72
Diluted	$ 0.71	$ -	$ 0.72
Weighted average shares outstanding
Basic	5,192	-	5,192
Diluted	5,234	-	5,234

See accompanying notes to the unaudited Pro Forma Condensed Consolidated Statement of Operations.

AMERICAN COMMUNITY PROPERTIES TRUST
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(UNAUDITED)

Note A - Company Historical Information

Reflects American Community Properties Trust's historical consolidated statement of operations for the year ended December 31, 2002. In accordance with the guidelines established by the Securities and Exchange Commission for such pro forma reporting, all extraordinary items and income or losses from discontinued operations have been excluded from the reported results.

Note B - Acquired Properties and Loan Acquisition

Reflects revenues and expenses of the properties acquired on January 23, 2003 for the year ended December 31, 2002 and the loan acquisition as if all were consummated on January 1, 2002, as follows:
			AHP &
	Village	Coachman's	Acquisition
	Lake	Landing	Loan	Total

Rent revenue	$ 1,253	$ 1,324	$ -	$ 2,577
Other income	56	40	-	96
Property Revenue	1,309	1,364	-	2,673
Management fees (1)	-	-	(129)	(129)
Total Revenue	1,309	1,364	(129)	2,544

Operating expenses (1)	512	558	(129)	941
Interest expense (2)	551	464	120	1,135
Depreciation and amortization	198	209	-	407
Total property expenses	1,261	1,231	(9)	2,483

Property revenue in excess of certain expenses	48	133	(120)	61

Provision (benefit) for income taxes	18	50	(47)	21
Minority interest	(2)	(7)	-	(9)

Revenues in excess of certain expenses	$ 28	$ 76	$ (73)	$ 31

(1)	Reflects the elimination of management fee income and expense.
(2)

Reflects interest expense on $2 million borrowed for the two acquisitions from a lending institution at a rate of 6%. Interest expense has been reduced by $39,000 to reflect the use on a pro forma basis of the inter-company interest.

Note C- Provision for Income Taxes

The taxable income from the properties acquired will flow through to American Housing Properties LLP and taxed at the combined federal and statutory rate of 39.55%. Had the acquisition of the two properties occurred on January 1, 2002, the earnings from the properties would have produced a tax benefit to the Company of $84,000. The transaction also resulted in the establishment of a deferred tax asset of $663,000. Since this benefit was not a result of the normal operations of the properties for the year ended December 31, 2002, this benefit was not reflected in the pro forma adjustments above.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
AMERICAN COMMUNITY PROPERTIES TRUST
(Registrant)

Dated: April 8, 2003	By: /s/ J. Michael Wilson
J. Michael Wilson Chairman and Chief Executive Officer

Dated: April 8, 2003	By: /s/ Cynthia L. Hedrick
Cynthia L. Hedrick Senior Vice President and Chief Financial Officer